FINANCIAL INVESTORS TRUST

ALPS/METIS GLOBAL MICRO CAP VALUE FUND

Supplement dated October 9, 2018

to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated February 28, 2018,

for the ALPS/Metis Global Micro Cap Value Fund,

a series of Financial Investors Trust (the “Trust”)

On October 8, 2018, the Board of Trustees (the “Board”) of the Trust, based upon the recommendation of ALPS Advisors, Inc. (the “Adviser”), the investment adviser to the ALPS/Metis Global Micro Cap Value Fund (the “Fund”), a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be closed and liquidated as a series of the Trust, with an effective date on or about October 30, 2018 (the “Liquidation Date”).

The Board approved a Plan of Termination, Dissolution, and Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new purchases effective as of the close of business on October 8, 2018. However, any distributions declared to shareholders of the Fund after October 8, 2018, and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the Fund unless a shareholder specifically requests that such distributions be paid in cash. Although the Fund will be closed to new purchases as of October 8, 2018, you may continue to redeem your shares of the Fund after October 8, 2018, as provided in the Prospectus. Please note, however, that the Fund will be liquidating its assets between October 9, 2018 and the Liquidation Date.

Pursuant to the Plan, if the Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

All expenses incurred in connection with the transactions contemplated by the Plan, other than the brokerage commissions associated with the sale of portfolio securities, will be paid by the Adviser.

Please retain this supplement with your Summary Prospectus, Prospectus and
Statement of Additional Information.